Taxation	12 Months Ended
Dec. 31, 2010
Taxation
Taxation

10.                 Taxation

(a)                   Income taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands (“BVI”)

NetEase Interactive is exempted from income tax on its foreign-derived income in the BVI. There are no withholding taxes in the BVI.

Hong Kong

Hong Kong NetEase Interactive, NetEase Hong Kong and StormNet IT HK are subject to 16.5% income tax for 2009 and 2010 on their taxable income generated from operation in Hong Kong. The payment of dividends by Hong Kong NetEase Interactive, NetEase Hong Kong and StormNet IT HK to the Company are not subject to any Hong Kong withholding tax.

China

In accordance with the “Income Tax Law of the People’s Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises” and local income tax laws (“the previous income tax laws”) prevailing prior to January 1, 2008, foreign invested enterprises were generally subject to a national and local enterprise income tax (“EIT”) at the statutory rates of 30% and 3%, respectively.

On March 16, 2007, the National People’s Congress of PRC enacted the Enterprise Income Tax Law, under which Foreign Investment Enterprises (“FIEs”) and domestic companies would be subject to EIT at a uniform rate of 25%. Preferential tax treatments will continue to be granted to FIEs or domestic companies which conduct businesses in certain encouraged sectors and to entities otherwise classified as “Software Enterprises” and/or “High and New Technology Enterprises”. The Enterprise Income Tax Law became effective on January 1, 2008.

The Enterprise Income Tax Law provides a five-year transition period for FIEs to gradually increase their tax rates to the uniform tax rate of 25% for those entities established before March 16, 2007, which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws. In addition, the Enterprise Income Tax Law provides grandfather treatment for enterprises which were qualified as “High and New Technology Enterprises” (“HNTEs”) under the previous income tax laws and were established before March 16, 2007, if they continue to be recognized as HNTEs under the Enterprise Income Tax Law. The grandfather provision allows these enterprises to continue to enjoy their unexpired tax holiday provided by the previous income tax laws.

NetEase Beijing was recognized as a HNTE under the Enterprise Income Tax Law and enjoyed a preferential tax rate of 15% from 2008 to 2010.  In March 2011, NetEase Beijing was approved as a Key Software Enterprise and enjoyed a preferential tax rate of 10% for fiscal year 2010; the Company recorded the resulting income tax reduction in its consolidated financials for the first quarter ended March 31, 2011.

Guangzhou Interactive enjoyed a preferential tax rate of 10% for 2008 and 2009 as it was qualified for the Key Software Enterprise tax status and 15% for 2010 as it was qualified for the HNTE tax status but not as a Key Software Enterprise for 2010.

Boguan which was recognized as a Software Enterprise under the previous income tax laws was subject to a 50% reduction in EIT from 2008 to 2010.  In addition, Boguan was granted the HNTE tax status and therefore was able to enjoy the preferential tax rate of 15% for 2008 to 2010.  Boguan paid its corporate income tax at a rate of 12.5% for the first three quarters of 2008 on the understanding that when it was granted the HNTE tax status in 2008, its would be entitled to a preferential tax rate of 7.5% based on the interpretation of the grandfather provisions under the Enterprise Income Tax Law and the related implementation guidelines. This rate was calculated by applying the 50% reduction for Software Enterprises against the 15% preferred tax rate applicable to its HNTE status. When Boguan was granted the HNTE tax status in December 2008, the relevant local tax authority duly refunded the excess income tax paid which was computed on the basis of applying the preferred tax rate of 7.5%. Following the issuance of a new tax circular by the State Administration of Taxation in April 2009, the local tax authority notified Boguan in June 2009 to pay the income tax liability for 2008 at the rate of 12.5%. The decision is based on the interpretation of the new circular issued by the State Administration of Taxation in April 2009 that the 50% reduction for Software Enterprises is made against the uniform corporate income rate of 25%, instead of the 15% preferred tax rate applicable to Boguan’s HNTE status. As such, Boguan recorded an additional tax payable of RMB23.3 million in June 2009.  Boguan was qualified as “Key Software Enterprise” in December 2009 and it therefore enjoyed a preferential tax rate of 10% for 2009.  For 2010, Boguan was subject to a preferential tax rate of 12.5% as it was qualified for the New Software Enterprise tax status in 2006 and subject to a 50% reduction to its EIT rate in 2010.  In March 2011, Boguan was approved as a Key Software Enterprise and enjoyed a preferential tax rate of 10% for fiscal year 2010; the Company recorded the resulting income tax reduction in its consolidated financials for the first quarter ended March 31, 2011.

NetEase Hangzhou was recognized as a Software Enterprise and High and New Technology Enterprise in 2007 under the previous income tax laws. It was exempted from EIT on its profits for 2007 and 2008 but subject to a 3% local income tax rate for 2007. NetEase Hangzhou enjoyed a preferential tax rate of 12.5% for 2009 and 2010.

Youdao Information was recognized as a New Technology Enterprise under previous income tax laws in May 2007. According to an approval granted by the Haidian State Tax Bureau in August 2007, Youdao Information was tax-exempt in 2007. Youdao Information incurred tax losses for 2008, 2009 and 2010 and therefore, did not record any enterprise income tax.

Guangzhou Information and Hangzhou Langhe were recognized as Software Enterprise in 2009 and 2010, respectively.  As 2010 was the first profit year for both entities after they were recognized as Software Enterprises, they are exempt from EIT for 2010 and 2011 and subject to a 50% reduction in their EIT rates from 2012 to 2014.

The following table presents the increase to net income resulting from the combined effects of EIT exemptions and tax rate reductions enjoyed by the Group for the years ended December 31, 2008, 2009 and 2010 (in thousands except per share data):

	For the year ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
NetEase Beijing	64,139	70,582	32,293
Guangzhou Interactive	84,624	38,276	25,465
Boguan	77,337	130,904	137,188
NetEase Hangzhou	51,803	44,148	74,882
Guangzhou Information	—	—	67,421
Hangzhou Langhe	—	—	39,471
Aggregate amount	277,903	283,910	376,720
Earnings per share effect, basic	0.09	0.09	0.12
Earnings per share effect, diluted	0.09	0.09	0.12

The following table sets forth the component of income tax expenses of the Company for the years ended December 31, 2008, 2009 and 2010 (in thousands):

	For the year ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
Current tax expense	253,519	356,921	335,827
Deferred tax expense (benefit)	12,948	(43,060)	8,619
Adjustments of a deferred tax asset for a change in the tax status of the enterprise	34,206	—	—
Income tax expenses	300,673	313,861	344,446

The following table presents a reconciliation of the differences between the statutory income tax rate and the Company’s effective income tax rate for the years ended December 31, 2008, 2009 and 2010:

	For the year ended December 31,
	2008	2009	2010
	%	%	%
Statutory income tax rate	25.0	25.0	25.0
Permanent differences	0.2	0.2	0.1
Effect due to tax-exempt entities	2.9	0.4	2.1
Effect of lower tax rate applicable to high and new technology, and advanced technology enterprises	(14.7)	(13.1)	(12.9)
Change in valuation allowance	0.6	2.1	(0.9)
Effect of changes in the tax status of the enterprises	1.8	—	—
Effective income tax rate	15.8	14.6	13.4

As of December 31, 2010, certain subsidiaries of the Group had net operating loss carryforwards available to offset future taxable income which are summarized as follows (in thousands):

RMB
Loss expiring in 2011	4,022
Loss expiring in 2012	22,663
Loss expiring in 2013	33,733
Loss expiring in 2014	46,233
Loss expiring in 2015	57,569
164,220

(b)                   Business tax and cultural development fee

In China, business taxes are imposed by the government on the revenues reported by the selling entities for the provision of taxable services in China, transfer of intangible assets and the sale of immovable properties in China. The business tax rate varies depending on the nature of the revenues. The applicable business tax rate for the Company’s revenues generally ranges from 3% to 5%. The Company is also subject to cultural development fee on the provision of advertising services in China. The applicable tax rate is 3% of the advertising services revenue.

In December 2007, Guangzhou NetEase received an approval from the Guangzhou local tax authority allowing it to deduct the service fees paid to its cooperative partners from its gross wireless value-added services revenue in deriving the amount of business taxes payable in accordance with the relevant rules, implemented with retroactive effect from January 1, 2003. As a result, Guangzhou NetEase received a business tax refund in June 2008 of approximately RMB146.8 million for the excess amount paid in previous years. Guangzhou NetEase computes its business taxes on this basis effective from January 1, 2008, subject to any change of policy by the local tax authority in future.

The State Administration of Taxation (SAT) and the Ministry of Finance released the Circular on Issues Relating to Levying Urban Construction and Maintenance Tax and Education Surcharge on Foreign Enterprises (“Tax Circular”) in November 2010. Under the Tax Circular, urban maintenance and construction tax and education surcharges shall be collected based on value-added tax, consumption tax and business tax (hereinafter referred to as “Base Taxes”) of foreign-invested enterprises effective from December 1, 2010.  The Urban Maintenance and Construction Tax Regulations provides that :the urban maintenance and construction tax rates shall be: 7% for a taxpayer in a city, 5% for a taxpayer in a county town or town, and 1% for a taxpayer living in a place other than a city, county town or town.  And the Education Surcharge Provisions provides that all institutions and individuals who pay value-added tax and business tax, other than institutions who pay rural education surcharges pursuant to the Circular of the State Council on Raising Funds for Running Rural Schools, shall pay an education surcharge; and the education surcharge rate is 3%, based on value-added tax, business tax and excise tax actually paid by each institution or individual.  As a result, the tax rates applicable to the Company’s foreign-invested enterprises are 7% and 3% for the newly implemented Urban Maintenance and Construction Tax and Education Surcharge effective from December 1, 2010.  The new tax regulation is imposed on a prospective basis.

(c)                   Deferred tax assets and liabilities

The following table presents the tax impact of significant temporary differences between the tax and financial statement bases of assets and liabilities that gave rise to deferred tax assets and liabilities as of December 31, 2009 and 2010 (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Deferred tax assets - Current:
Deferred revenue, primarily for advanced payments from online games customers	26,644	30,042
Net operating loss carry forward	10,724	—
Accruals	39,197	42,017
Deferred tax assets	76,565	72,059

Deferred tax assets - Non-current:
Depreciation of fixed assets	4,188	1,530
Net operating loss carry forward	42,330	18,625
Total	46,518	20,155
Less: valuation allowance	(42,330)	(18,625)
Deferred tax assets	4,188	1,530

Deferred tax liabilities - Non-current:
Withholding tax on the joint venture’s retained earnings (see Note 10 (d))	—	(1,455)
	—	(1,455)

The following table sets forth the movement of the aggregate valuation allowances for deferred assets for the periods presented (in thousands):

		Provision
	Balance at	(write-back)	Balance at
	January 1	for the year	December 31
	RMB	RMB	RMB
2008	3,277	7,707	10,984
2009	10,984	31,346	42,330
2010	42,330	(23,705)	18,625

(d)                  Withholding income tax

The new Enterprise Income Tax Law also imposes a withholding income tax of 10% on dividends distributed by a FIE to its immediate holding company outside of China. A lower withholding income tax rate of 5% is applied if the FIE’s immediate holding company is registered in Hong Kong or other jurisdictions that have a tax treaty arrangement with China. Such withholding income tax was exempted under the previous income tax law. On February 22, 2008, the Ministry of Finance and State Administration of Taxation jointly issued a circular which stated that for FIEs, all profits accumulated up to December 31, 2007 are exempted from withholding tax when they are distributed to foreign investors. Based on the interpretation of the current tax laws, management believes that the Company is not considered as a “resident enterprise” in China for corporate income tax purposes, but it cannot be certain that the relevant PRC tax authorities will agree with this determination.

The Company has accrued withholding tax on retained earnings held by StormNet IT HK and StormNet that it does not expect to permanently reinvest. For all other entities, the Company expects that its FIEs in China will indefinitely reinvest all post-2007 earnings such that no withholding tax is expected to be incurred. Accordingly, the Company did not record any provision for withholding tax on the retained earnings of its other entities in China for all post-2007 periods presented.